UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2005

TRIPATH IMAGING, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22885 (Commission File Number)	56-1995728 (IRS Employer Identification No.)

780 Plantation Drive
Burlington, North Carolina          27215
(Address of Principal Executive Offices)     (Zip Code)

(336) 222-9707
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

     On February 3, 2005, TriPath Imaging, Inc. issued a press release announcing its financial results for the quarter and year ended December 31, 2004. Pursuant to Item 2.02, a copy of the press release is hereby furnished to the Commission as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press release of TriPath Imaging, Inc. dated February 3, 2005 reporting TriPath Imaging’s financial results for the quarter and year ended December 31, 2004, furnished pursuant to Item 2.02.

99.2	Reconciliation of GAAP to Non-GAAP financial measures for the quarter and year ended December 31, 2004, furnished.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIPATH IMAGING, INC.
Dated: February 3, 2005	By:	/s/ Stephen P. Hall
Stephen P. Hall
Chief Financial Officer Principal Accounting Officer

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EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press release of TriPath Imaging, Inc. dated February 3, 2005 reporting TriPath Imaging’s financial results for the quarter and year ended December 31, 2004.
99.2	Reconciliation of GAAP to Non-GAAP financial measures for the quarter and year ended December 31, 2004.

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